Exhibit 99.1

3003 Tasman Drive, Santa Clara, CA 95054
www.svb.com

For release at 2:00 P.M. (Pacific Time)	Contact:
April 17, 2007	Meghan O’Leary
Investor Relations
(408) 654-6364

Nasdaq: SIVB

SVB FINANCIAL GROUP ANNOUNCES PRELIMINARY 2007 FIRST QUARTER FINANCIAL RESULTS,
AND DATE AND TIME OF FIRST QUARTER 2007 EARNINGS CALL

SANTA CLARA, Calif. —April 17, 2007 — SVB Financial Group  today announced that it expects to report earnings per diluted common share (EPS) between $0.74 and $0.76 for the first quarter ended March 31, 2007, above its previously-stated guidance of $0.63 to $0.69.  The final reported EPS, which is subject to review by the Company’s external auditors, compares to EPS of $0.77 for the fourth quarter of 2006, and $0.58 for the first quarter of 2006.

 “We are expecting  strong results for the first quarter, an indication, we believe, that combined with strong credit performance, the initiatives we’ve put in place to grow revenues and control expenses are already having an impact,” said Kenneth Wilcox, president and CEO of SVB Financial Group.   “We have taken meaningful actions to lay the foundation for  long-term growth in an environment of fiscal discipline, and we have every intention of delivering on that commitment to shareholders.”

Earnings Conference Call

The Company will discuss its complete financial results for the quarter ended March 31, 2007 via conference call on April 26, 2007 at 2:00 p.m. (Pacific Time).  The call can be accessed by dialing (866) 916-4782 and referencing the conference ID “6060680.”  A listen-only live webcast can be accessed on the Investor Relations section of the Company’s Web site at www.svb.com.  A digitized replay of the conference call will be available beginning at approximately 4:30 p.m. (Pacific Time), on Thursday, April 26, 2007, through midnight (Pacific Time), on Sunday,  May 27, 2007, by dialing (800) 642-1687. A replay of the webcast will also be available on www.svb.com for 12 months following the call.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts.  In this release, the Company makes forward looking statements about its credit performance and the financial results for the first quarter of 2007 that it expects to finally report, as well as its expectations of the potential impact of its initiatives for revenue growth and expense control.  Although management believes that the expectations in its forward-looking statements are reasonable and has based these expectations on its beliefs and assumptions, such expectations may prove to be incorrect.  Actual results could differ materially from management’s expectations.  In particular, the Company’s expected results as reported in this release are subject to the Company’s regular quarterly accounting, financial and credit review and disclosure processes, as well as review by its external auditors.  The forward-looking statements contained in this release are made only as of the date of this release.

About SVB Financial Group

For more than 20 years, SVB Financial Group, the parent company of SVB Silicon Valley Bank, has been dedicated to helping entrepreneurs succeed. SVB Financial Group is a financial holding company that serves emerging growth and mature companies in the technology, life science, private equity and premium wine industries. Offering diversified financial services through SVB Silicon Valley Bank, SVB Alliant, SVB Analytics, SVB Capital, SVB Global and SVB Private Client Services, SVB Financial Group provides clients with commercial, investment, international and private banking services. The company also offers funds management, broker-dealer transactions, asset management and a full range of services for private equity companies, as well as the added value of its knowledge and networks worldwide. Headquartered in Santa Clara, Calif., SVB Financial Group operates through 27 offices in the U.S. and three internationally. More information on the company can be found at www.svb.com.

Disclaimer:

SVB Silicon Valley Bank refers to Silicon Valley Bank, the California bank subsidiary and the commercial banking operation of SVB Financial Group. Banking services are provided by Silicon Valley Bank, a member of the FDIC and the Federal Reserve. SVB Private Client Services is a division of Silicon Valley Bank. SVB Financial Group is also a member of the Federal Reserve.